UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities.

(b) The McClatchy Company (the “Company”) has announced plans to reduce its workforce by approximately 15%, or 1,600 full-time equivalent employees, as the Company accelerates efforts to manage through today’s difficult advertising market and an increasingly poor national economic environment.  The headcount reductions will be achieved through severance programs, attrition and further consolidations and outsourcing of some business functions. The Company expects to incur an estimated $30 million of severance costs in connection with these reductions.  The workforce reductions will begin by the end of the first quarter of 2009. The plan, approved on March 5, 2009, also involves wage reductions across the Company for additional savings.

The Company had previously announced that Gary Pruitt, its chairman and chief executive officer, declined his 2008 and 2009 bonuses and other executive officers did not receive bonuses for 2008. The Company has announced that Mr. Pruitt’s base salary will be reduced by 15%, other executive officers’ salaries will be cut by 10% and no bonuses will be paid to any executive officers for 2009.   In addition, the Company has reduced the cash compensation (including retainers and meeting fees) paid to its directors by approximately 13%, and the directors declined any stock awards for 2008 and 2009.

On March 9, 2009, the Company issued a press release announcing the workforce reduction and the other items reported in this Current Report on Form 8-K.  The press release is attached hereto as Exhibit 99.1 and information from the press release is hereby incorporated by reference.

Safe Harbor Statement

This report contains forward-looking statements, including those regarding the expected charges and future cash expenditures under, and anticipated timing of, the Plan. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to revenues, anticipated savings from cost reduction efforts, cash flows, debt levels, as well as future opportunities for the company and any other statements about management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the duration and depth of the economic recession may reduce its income and cash flow greater than expected; McClatchy may not generate cash from operations, or otherwise, necessary to reduce debt or meet its debt covenants as expected; McClatchy may not consummate contemplated transactions to enable debt reduction on anticipated terms or at all; McClatchy may not achieve its expense reduction targets or may do harm to its operations in attempting to achieve such targets; as well as the other risks detailed from time to time in the Company’s publicly filed documents, including the Company’s Annual Report on Form 10-K for the year ended December 28, 2008, filed with the U.S. Securities and Exchange Commission. McClatchy disclaims any intention and assumes no obligation to update the forward-looking information contained in this report.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.                                Description

99.1	Press release issued by The McClatchy Company dated March 9, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 9, 2009                                                                                                The McClatchy Company

  By: /s/ Patrick J. Talamantes

      Patrick J. Talamantes
      Vice President and Chief Financial Officer